EXHIBIT 99.6





[LOGO] Countrywide                                  Computational Materials for
-------------------        Countrywide Asset-Backed Certificates, Series 2004-4
SECURITIES CORPORATION
A Countrywide Capital Markets Company
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
                                            Available Funds Rate Schedule (1)
                                            ---------------------------------


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                 Available Funds          Available Funds                     Available Funds        Available Funds
 Period              Rate (%)                 Rate (%)         Period             Rate (%)               Rate (%)
---------    ---------------------    -------------------      -------    ---------------------    ---------------------
                    (2)                     (3)                                  (2)                      (3)
    1              7.705                   7.705                46              6.602                    11.358
    2              6.421                   7.649                47              6.600                    11.360
    3              6.214                   7.652                48              7.053                    11.572
    4              6.421                   7.648                49              6.587                    11.884
    5              6.214                   7.650                50              6.805                    11.900
    6              6.214                   7.648                51              6.583                    11.870
    7              6.421                   7.643                52              6.800                    11.885
    8              6.214                   7.645                53              6.579                    11.856
    9              6.421                   7.639                54              6.577                    12.006
    10             6.214                   7.640                55              6.794                    12.519
    11             6.214                   7.637                56              6.572                    12.466
    12             6.880                   7.622                57              6.789                    12.498
    13             6.210                   8.631                58              6.568                    12.434
    14             6.416                   8.623                59              6.565                    12.412
    15             6.209                   8.624                60              7.266                    12.608
    16             6.416                   8.615                61              6.561                    12.698
    17             6.209                   8.616                62              6.777                    12.725
    18             6.209                   8.612                63              6.556                    12.650
    19             6.416                   8.603                64              6.773                    12.676
    20             6.209                   8.604                65              6.552                    12.598
    21             6.416                   8.594                66              6.549                    12.520
    22             6.209                   8.595                67              6.765                    12.451
    23             6.220                   8.590                68              6.545                    12.382
    24             6.972                   8.574                69              6.760                    12.398
    25             6.302                   9.334                70              6.540                    12.329
    26             6.512                   9.323                71              6.538                    12.300
    27             6.301                   9.322       ------------------------------------------------
    28             6.511                   9.310
    29             6.299                   9.317
    30             6.300                   9.377
    31             6.508                   9.374
    32             6.296                   9.354
    33             6.504                   9.323
    34             6.291                   9.310
    35             6.292                   9.308
    36             7.051                   9.370
    37             6.619                   11.113
    38             6.837                   11.259
    39             6.615                   11.256
    40             6.833                   11.254
    41             6.611                   11.261
    42             6.609                   11.356
    43             6.828                   11.375
    44             6.605                   11.366
    45             6.824                   11.366
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

(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.

(2) Assumes that 1-Month LIBOR stays at 1.090%, 6-Month LIBOR stays at 1.150%, the collateral is run at the Pricing Prepayment Speed to call and includes all projected cash proceeds (if any) from the Corridor Contract.

(3) Assumes that 1-Month and 6-Month LIBOR instantaneously increase by 2000 basis points, the collateral is run at the Pricing Prepayment Speed and includes all projected cash proceeds (if any) from the Corridor Contract.

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Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement


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